Exhibit 10.11

[Certain confidential portion of this exhibit were omitted by means of marking such portion with brackets and asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed, or constituted personally identifiable information that is not material]

合同编号：加州城2025-00301号 No. : City of California 2025-00301

福建农信

Fujian Fuqing Huitong Rural Commercial Bank Co., LTD

最高额抵押合同

Maximum Amount Mortagage Contract

签约重要提示

Important Notice for Signing the Contract

为了维护您（贵单位）的权益，请您（贵单位）在签署本合同之前仔细阅读，检查并确认以下事宜：

In order to protect your (your unit) rights and interests, please read, check and confirm the following matters carefully before signing this contract:

一、您（贵单位）有权签署本合同，若依法需要取得他人同意的，您（贵单位）已经取得充分授权；

You (your company) have the right to sign this Contract. If consent is required from others according to law, you (your company) have obtained full authorization;

二、您（贵单位）已经认真阅读并充分理解合同条款，并特别注意了其中有关责任承担、免除或限制抵押权人责任和加黑字体部分内容；

You (your company) have carefully read and fully understood the terms and conditions of the contract, and paid special attention to the contents related to liability assumption, exemption or limitation of the mortgagee's liability and the part with black font;

三、抵押权人已经就本合同做了相关条款说明，您（贵单位）对本合同条款的含义及相应法律后果已全部通晓并充分理解，并愿意接受这些条款约定；

The mortgagee has explained the relevant terms of this Contract, and you (your company) have fully understood and understood the meaning and corresponding legal consequences of the terms of this contract, and are willing to accept these terms and conditions;

四、您（贵单位）确保提供的贷款材料真实、合法和有效，并愿为提供内容的真实性、合法性和有效性承担法律责任。

You (your company) ensure that the loan materials provided are true, legal and effective, and are willing to assume legal responsibility for the authenticity, legality and effectiveness of the contents provided.

最高额抵押合同

Maximum Amount Mortagage Contract

立约人信息：见本合同专用条款第十五条。

Information of the parties: See Article 15 of the special provisions of this contract.

根据国家有关法律法规，当事人各方经协商一致，订立本合同。本合同由一般条款和专用条款组成。

This Contract is entered into by the parties through mutual agreement in accordance with relevant national laws and regulations. This contract consists of general terms and special terms.

一般条款

General Terms and Conditions

第一条 被担保的主债权见专用条款第十六条。

Article 1 See Article 16 of the special article for the principal creditor's rights guaranteed.

主合同项下每笔业务种类、金额、利率、期限等以相关法律文书或凭证、电子记录为准。

The type, amount, interest rate and term of each business under the main contract shall be subject to relevant legal documents or vouchers and electronic records.

第二条 抵押物

Article 2 Mortgaged property

一、抵押人同意就抵押权人对债务人所享有的债权，以本合同《抵押物品清单》所列财产提供抵押担保；抵押物因附合、混合、加工、改建、装修等原因而新增的物也作为抵押权人债权的抵押担保，抵押人应根据抵押权人要求办理必要的抵押登记和评估等手续。抵押权的效力及于抵押物的孳息、从物、添附物、代位物及法律法规规定的其他财产和权利。抵押物所生孳息需要办理抵（质）押登记手续的，抵押人应当配合抵押权人办妥抵押物所生孳息的抵（质）押登记手续。

The mortgagor agrees to provide mortgage security with respect to the creditor's rights enjoyed by the mortgagee against the debtor with respect to the property listed in the List of Mortgagee Items hereof;New additions to the mortgaged property due to reasons such as adhesion, mixing, processing, reconstruction, and decoration are also used as mortgage security for the mortgagee's creditor's rights. The mortgagor shall, in accordance with the requirements of the mortgagee, handle necessary mortgage registration and assessment procedures, etc. The validity of the mortgage and the fruits of the mortgaged property, the collateral, the adjoint, the subrogation and other property and rights stipulated by laws and regulations.Where the fructus arising from the secured property need to go through the registration procedures for the fructus arising from the secured property, the mortgager shall cooperate with the mortgager to complete the registration procedures for the fructus arising from the secured property.

二、抵押人保证对抵押物依法享有完整的所有权或处分权，抵押物不存在权属争议、被查封、被扣押、被监管等情形，抵押权人依法处置抵押物时不存在任何争议或限制。

The mortgagor warrants that the mortgagee enjoys complete ownership or disposal right of the mortgagee according to law, the mortgagee is not subject to ownership dispute, seizure, seizure, supervision, etc., and there is no dispute or restriction in the disposal of the mortgagee according to law.

三、如抵押物已出租，或已与他人签订抵押物转让合同，或已设立房屋居住权，或已设立购买价款抵押，或已设立其他抵、质押等担保，抵押人须事先书面告知抵押权人。

If the mortgaged property has been leased, or a contract for the transfer of the mortgaged property has been signed with others, or the right of residence of the house has been established, or the mortgage of the purchase price has been established, or other guarantees such as offset or pledge have been established, the mortgagor shall inform the mortgagee in writing in advance.

四、抵押权人依法处置抵押物时，抵押物品清单所列评估价值不作为处置的估价依据，对抵押权人处置抵押物不构成任何限制。

When the mortgagee disposes of the mortgagee in accordance with the law, the appraised value listed in the list of mortgagee items shall not be regarded as the valuation basis for the disposal, and shall not constitute any restriction on the disposal of the mortgagee.

五、抵押人已就本合同项下抵押事宜征得抵押物共有人同意。

The mortgagor has obtained the consent of the co-owners of the mortgaged property for the mortgage matters hereunder.

第三条 抵押担保范围

Article 3 Scope of mortgage guarantee

抵押担保范围包括主合同项下主债权本金、利息、罚息、复利、违约金、损害赔偿金、生效法律文书迟延履行的加倍利息、抵押权人为实现债权所支付的一切费用等（包括但不限于诉讼费、仲裁费、办案费、律师服务费、律师代理费、财产保全费、公告费、评估费、鉴定费、公证费、申请执行费、保管费、拍卖费、变卖费、处置费、差旅费、电讯费及其他实现债权的必要费用，下同）。

The scope of mortgage guarantee includes the principal, interest, penalty interest, compound interest, liquidated damages, damages, double interest for delay in performance of effective legal documents, and all expenses paid by the mortgsee to realize the creditor's right (including but not limited to legal costs, arbitration fees, case handling fees, lawyer service fees, lawyer's agency fees, property preservation fees, notice fees, evaluation fees and appraisal fees) , notary fee, application execution fee, storage fee, auction fee, sale fee, disposal fee, travel fee, telecommunications fee and other necessary expenses for the realization of creditor's rights, the same below).

第四条 抵押物的保险

Article 4 Insurance of mortgaged property

抵押物如需办理保险，有关事项按本条以下约定执行：

If the mortgaged property needs to be insured, the relevant matters shall be governed by the following provisions of this Article:

抵押人按本合同标的涉及金额办理相应的抵押物财产保险，不得中断或撤销保险，直至主合同债务全部清偿。保险单正本由抵押权人保管。借款人承诺抵押权人可以就抵押物保险所获得的保险金优先受偿。

The mortgagor shall handle the corresponding property insurance of the mortgagor according to the amount involved in the subject matter of this contract, and the insurance shall not be interrupted or revoked until the debts of the main contract are fully paid off. The original insurance policy shall be kept by the mortgagee. The borrower undertakes that the mortgagee may have priority in compensation of the insurance benefits obtained from the mortgagee insurance.

发生保险事故，抵押人须在3日内通知抵押权人并负责索赔。保险赔偿金应直接划付至抵押权人指定的账户，抵押权人对保险赔偿金享有优先受偿权并按本合同第八条约定进行处理。

If an insured event occurs, the mortgagor shall notify the mortgagee within 3 days and be responsible for the claim. The insurance compensation shall be directly paid to the account designated by the mortgagee, who shall have the priority to receive the insurance compensation and handle it according to Article 8 of this Contract.

第五条 抵押物的保管

Article 5 Custody of the mortgaged property

抵押人有义务妥善保管抵押物，随时接受抵押权人的检查，并按抵押权人的要求报告抵押物的权属情况。因抵押人原因导致抵押物财产价值减少、毁损、灭失，抵押人须在3日内书面通知抵押权人，抵押权人有权要求抵押人在15日内恢复抵押物财产价值，或提供相应的担保。

The mortgagor shall be obliged to keep the mortgaged property properly, accept the inspection of the mortgagee at any time, and report the ownership of the mortgagee as required by the mortgagee. If the property value of the mortgaged property is reduced, damaged or lost due to reasons attributable to the mortgagor, the mortgagee shall notify the mortgagee in writing within 3 days, and the mortgagee shall have the right to require the mortgagor to restore the property value of the mortgaged property within 15 days, or provide corresponding guarantee.

第六条 第三人损害赔偿

Article 6 Third party compensation for damages

抵押物因第三人原因发生毁损、灭失或被征收（用），抵押房屋将被拆迁，抵押人须在（相关公告发出之日起）3日内书面通知抵押权人，所得损害（保险）赔偿金或（拆迁）补（赔）偿金应划付至抵押权人指定的账户，抵押权人对损害（保险）赔偿金、补（赔）偿金享有优先受偿权并按本合同第八条约定进行处理。

If the mortgaged property is damaged, lost or expropriated (used) due to the reasons of a third party, the mortgagor shall notify the mortgagee in writing within 3 days (from the date of issuance of the relevant announcement), and the compensation for the damage (insurance) or compensation (compensation) obtained shall be paid to the account designated by the mortgagee. The mortgagee shall have the priority to be reimbursed for the damages (insurance) and compensation (compensation) and shall handle them according to Article 8 of this Contract.

抵（质）押物价值剩余部分，仍作为主合同项下债权的担保。上述损害（保险）赔偿金、补（赔）偿金及抵（质）押物剩余价值不足以担保或清偿主合同项下债务的差额部分，由债务人提供相应的担保。如抵押房屋被拆迁，抵押权人有权要求抵押人以拆迁安置房为主合同项下债务提供担保；不足部分由债务人另行提供担保。抵押人应于拆迁安置房可办理抵押登记之日起5个工作日内到相应登记机关办妥抵押登记手续，如抵押登记机关可以对抵押物进行禁止或者限制转让登记的，应就禁止或者限制抵押物转让的约定进行登记。抵押物的他项权利证书、抵押登记文件正本及其他权利证书交抵押权人保管。

The remaining part of the value of the pledge shall still be used as security for the creditor's rights under the main contract. If the above damage (insurance) compensation, compensation (compensation) and residual value of the pledge are insufficient to guarantee or repay the difference of the debt under the main contract, the debtor shall provide corresponding security. If the mortgagee is demolished and removed, the mortgagee has the right to require the mortgagor to provide security for the debts under the main contract for demolition and resettlement of the house; The insufficient part shall be separately guaranteed by the debtor. The mortgagor shall complete the mortgage registration procedures at the corresponding registration authority within 5 working days from the date when the mortgage registration can be handled for the demolition and resettlement house. If the mortgage registration authority can prohibit or restrict the transfer of the mortgagee, it shall register the agreement on the prohibition or restriction of the transfer of the mortgagee. The certificate of other rights, the original of the mortgage registration document and other certificates of rights of the mortgagee shall be kept by the mortgagee.

第七条 抵押物的处置

Article 7 Disposal of the mortgaged property

未经抵押权人书面同意，抵押人不得在抵押期间在抵押物上设立居住权，或擅自出租、出售、转移、转让、承包、赠予、再抵押、托管、以实物形式联营、入股或以其他任何方式处置抵押物；双方另有约定的，按约定执行。经抵押权人书面同意处分的，抵押权人对所得价款享有优先受偿权，并按本合同第八条约定进行处理。

Without the written consent of the mortgagee, the mortgagor shall not establish the right of residence on the mortgaged property during the mortgage period, or lease, sell, transfer, assign, contract, gift, remortgage, escrow, joint venture in kind, take equity interest or dispose of the mortgaged property in any other way without authorization; If the parties agree otherwise, such agreement shall prevail. In case of disposal with the written consent of the mortgagee, the mortgagee shall have the priority to be compensated for the proceeds and handle the disposal according to Article 8 hereof.

第八条 抵押权人对抵押物有关损害（保险）赔偿金、补（赔）偿金、处分抵押物所得价款有权选择以下任一方式进行处理：

Article 8 The mortgagee shall have the right to choose any of the following ways to deal with the damages (insurance), compensation (compensation) and the proceeds from disposal of the mortgaged property:

一、清偿或提前清偿主合同项下的债务及相关费用。

Settlement or early settlement of debts and related expenses under the Master contract.

二、转为定期存款，存单用于质押，为主合同项下的债务提供担保。

Converted into time deposits, certificates of deposit are used as pledge to provide security for the debts under the main contract.

三、用于恢复抵押物财产价值。

Used to restore the value of the mortgaged property.

四、向抵押权人指定的第三人提存。

Deposit with a third party designated by the mortgagee.

第九条 抵押权的转让

Article 9 Transfer of mortgage

本合同项下最高额抵押担保的债权确定前，抵押权人转让部分债权的，有权转让相应的抵押权。本合同项下最高额抵押担保的债权确定后，抵押权人转让部 分债权的，有权不转让相应的抵押权。如抵押权人转让抵押权，抵押人应协助办理相应的变更登记手续。

If the mortgagee transfers part of the creditor's right before the determination of the creditor's right secured by the maximum amount of mortgage under this Contract, it shall have the right to transfer the corresponding mortgage right. After the creditor's right secured by the maximum amount of mortgage under this Contract is determined, if the mortgagee transfers part of the creditor's right, it shall have the right not to transfer the corresponding mortgage right. If the mortgagee transfers the mortgage right, the mortgagor shall assist in going through the corresponding change registration procedures.

第十条 被担保债权的确定

Article 10 Determination of secured creditor's rights

发生下列情形之一的，本合同项下最高额抵押担保的债权确定：

The creditor's rights secured by the maximum amount of mortgage under this contract shall be determined under any of the following circumstances:

一、债权确定期间届满。“债权确定期间届满”包括本合同第一条约定的债权确定期间届满，以及债权人按本合同约定宣布债权确定期间提前届满的情形。债务人或抵押人违反主合同及本合同约定，债权人有权宣布债权确定期间提前届满。

Expiration of the period for determining the creditor's rights. "Expiration of the period for the determination of creditor's rights" includes the expiration of the period for the determination of creditor's rights as stipulated in Article 1 hereof, and the circumstances under which the creditor declares the early expiration of the period for the determination of creditor's rights as agreed herein. If the debtor or mortgagor breaches the main contract and provisions hereof, the creditor shall have the right to declare the expiration of the period for determining the creditor's right in advance.

二、新的债权不可能发生。

New claims are unlikely to occur.

三、债务人、抵押人被宣告破产或解散。

The debtor or mortgagor is declared bankrupt or dissolved.

四、抵押权人知道或者应当知道抵押物被查封、被扣押、被监管或被采取其他强制措施。

The mortgagee knows or should know that the mortgaged property is sealed up, distrained, supervised or subject to other compulsory measures.

五、法律规定债权确定的其他情形。

Other circumstances in which the creditor's right is determined as provided by law.

第十一条 抵押权的实现

Article 11 Realization of mortgage

一、发生下列情形之一，抵押权人有权行使抵押权并优先受偿。

Under any of the following circumstances, the mortgagee shall have the right to exercise the mortgage and have priority in compensation.

（一）任一主合同项下债务履行期限届满（包括抵押权人按合同约定宣布债务提前到期），抵押权人未受清偿。

When the time limit for the performance of debts under any of the master contracts expires (including the early maturity of debts declared by the mortgagee as agreed in the contract), the mortgagee has not been paid off.

（二）债务人或抵押人被人民法院受理破产申请或裁定和解，被撤销、吊销营业执照、责令关闭或出现其他解散事由，死亡、被宣告失踪或被宣告死亡。

The debtor or mortgagor has an application for bankruptcy accepted by the people's court or an order for settlement is made, its business license is revoked, its business license is revoked, it is ordered to close down or other causes for dissolution occur, and it is dead, declared missing or declared dead.

（三）抵押物被查封、被扣押、被监管或被采取其他强制措施。

The mortgaged property is sealed up, distrained, supervised or subject to other compulsory measures.

（四）债务人或抵押人违反合同约定。

The debtor or mortgagor breaches the provisions of the contract.

（五）债务人逃废债、失联等影响债权或抵押权实现的其他情形。

Other circumstances affecting the realization of creditor's rights or mortgage, such as the debtor's evasion of scrap debts or loss of contact.

二、债务人实行承包、租赁、联营、股份制改造、合并、分立、名称及资本变更及因其他原因改变经营管理方式或产权组织形式时，抵押人的担保责任不因此减免。

Where the debtor implements contracting, leasing, joint venture, joint-stock reform, merger, division, change of name and capital or change of operation and management mode or form of property rights organization for other reasons, the guaranty liability of the mortgagor shall not be reduced accordingly.

三、如主合同项下债权有多种担保方式，抵押权人有权决定担保方式的行使顺序或同时处置担保方式。抵押人为两人（含）以上的，抵押权人行使抵押权时有权处置任意或各个抵押人提供的抵押物。

If the creditor's rights under the master contract are secured by more than one means, the mortgagee shall have the right to decide the order in which the means of guarantee shall be exercised or to dispose of the means of guarantee simultaneously. If there are two or more mortgagors, the mortgagee shall have the right to dispose of the mortgaged property provided by any or all mortgagors when exercising the mortgage right.

第十二条 违约责任

Article 12 Liability for breach of contract

本合同生效后，任何一方违约，应承担相应的法律责任，并赔偿对方的经济损失。

After this Contract becomes effective, if either party breaches the contract, it shall bear corresponding legal liabilities and compensate the other party for economic losses.

抵押人隐瞒抵押财产的出租、转让、设定居住权、设定购买价款抵押、设定担保等负担情况，造成抵押权人难以处置抵押物的，抵押人承担赔偿责任。

Where the mortgagor conceals the rental, transfer, establishment of the right of residence, establishment of the mortgage of the purchase price, establishment of the guarantee and other burdens of the mortgagee of the mortgagee, so that it is difficult for the mortgagee to dispose of the mortgagee, the mortgagor shall be liable for compensation.

第十三条 其他约定事项

Article 13 Other agreed matters

一、抵押人承诺：抵押权人有权向银行业监管单位、银行业协会报送抵押人违约失信信息；抵押人自愿接受抵押权人等银行业金融机构联合采取调减或停止 授信，停止开立新的结算账户，停办抵押人新的信用卡等联合失信惩戒维权措施。

Commitment of the mortgagor: The mortgagee has the right to report the information of the mortgagor's breach of contract to the banking regulatory unit and the banking association; The mortgagor voluntarily accepts the mortgagee and other banking financial institutions to jointly reduce or stop granting credit, stop opening new settlement accounts, stop handling new credit cards of the mortgagor and other joint punishment and rights protection measures for truth-breaking.

二、抵押人承诺：抵押人怠于行使对第三方的债权或者与该债权有关的从权利，影响抵押权人的债权实现的，抵押权人有权行使代位权，抵押人自愿放弃针对抵押权人的抗辩。

Commitment of the mortgagor: If the mortgagor delays in exercising the creditor's right to the third party or the subordinate right related to the creditor's right, which affects the realization of the mortgagee's creditor's right, the mortgagor shall have the right to exercise the right of subrogation, and the mortgagor shall voluntarily give up the defense against the mortgagee.

三、抵押人承诺：授权抵押权人向通讯运营商、福建省金服云征信有限责任公司、调解组织、仲裁机构等相关部门及第三方平台提供抵押人的姓名、身份证号、曾用手机号等个人信息以便查询获取抵押人的联系电话、联系地址等用于用户触达、合法催收、调解、仲裁和征信信息报送。同意通讯运营商在贷款人、调解组织、仲裁机构联系抵押人时进行通话录音并保存。

The mortgagor undertakes that: Authorize the mortgagee to provide the mortgagor's name, ID number, used mobile phone number and other personal information to communication operators, Fujian Financial Service Cloud Credit Investigation Co., LTD., mediation organizations, arbitration institutions and other relevant departments and third-party platforms in order to query and obtain the mortgagor's contact number and address for user access, legal collection, mediation, arbitration and credit investigation information submission. Agree that the communication operator shall record and save the call when the lender, mediation organization and arbitration institution contact the mortgager.

四、不论债务人将主合同项下的借款及其他授信资金用于任何用途（包括借新还旧、无还本续贷、资产重组等），抵押人均愿对主合同项下的全部债务承担担保责任。抵押人有义务了解债务人经营状况以及对债务人的借款使用情况进行监督。若该笔贷款为新贷归还旧贷的业务（如借新还旧、无还本续贷、资产重组等），抵押物不变情况下，抵押人同意在不办理注销登记情况下继续以原抵押物为新贷提供担保。

No matter the debtor uses the loan and other credit granting funds under the main contract for any purpose (including borrowing new loans to repay old loans, renewing loans without repayment of principal, asset restructuring, etc.), the mortgagor is willing to assume guarantee liability for all debts under the main contract. The mortgagor has the obligation to know the operating conditions of the debtor and supervise the use of the loan by the debtor. If the loan is the business of the new loan to repay the old loan (such as borrowing the new loan to repay the old loan, renewing the loan without repayment of the principal, asset restructuring, etc.), the mortgagor agrees to continue to provide security for the new loan with the original mortgage without going through cancellation registration.

五、抵押人已充分认识到利率风险，如主合同采用浮动利率，抵押人愿承担因利率浮动而增加的担保责任。

The mortgagor is fully aware of the interest rate risk and is willing to bear the increased guarantee liability arising from the floating interest rate if the master contract adopts the floating interest rate.

六、抵押人实行承包、租赁、联营、股份制改造、合并、分立及因其他原因改变经营管理方式或产权组织形式，申请破产、重整、和解，被撤销、吊销营业执照、责令关闭或出现其他解散事由，抵押物被查封、扣押、监管或被采取其他强制措施，以及发生影响抵押权人抵押权利的其他情形，抵押人须在3日内书面通知抵押权人。

The mortgager implements contracting, leasing, joint venture, joint-stock reform, merger, division, changes the mode of operation and management or the form of property rights organization for other reasons, applies for bankruptcy, reorganization or reconciliation, is revoked or revoked its business license, ordered to close down or has other reasons for dissolution, the mortgage is sealed up, distracted, supervised or other compulsory measures are taken and other circumstances affecting the mortgage rights of the mortgagee, the mortgagor shall notify the mortgagee in writing within 3 days.

七、抵押权人有权决定债权本金、利息、罚息、复利、违约金或相关费用的清偿顺序。

The mortgagee shall have the right to determine the order of repayment of the principal, interest, penalty interest, compound interest, liquidated damages or related expenses of the creditor's right.

八、抵押权人在办理贷款业务过程中通过营业网点现场或手机银行、网上银行、微信银行等线上方式收集的合同当事人身份信息、财产信息、账户信息等将仅用于办理贷款或提供担保需要。抵押权人承诺在经营过程中将按照法律法规规定和各方约定的用途、范围、方式、目的使用合同当事人信息。

The identity information, property information and account information of the parties to the contract collected by the mortgagee in the process of handling the loan business through on-site business outlets or online means such as mobile banking, online banking and WeChat banking shall only be used for handling the loan or providing guarantee. The mortgagee undertakes to use the information of the parties in accordance with the purposes, scope, methods and purposes agreed by the parties in the course of operation in accordance with the provisions of laws and regulations.

九、除抵押权人同意外，抵押权人的抵押权是第一顺位的担保权利。无论出于任何原因，抵押权人就抵押财产未能享受第一顺位担保权利的，抵押权人有权要求抵押人提供其他足额担保、在担保额度内提存或提前清偿债务。抵押人提供其他担保，不免除其按照本合同为抵押权人办理第一顺位的担保义务。抵押人应当尽快涤除在先顺位担保权利。除非抵押人足额提存或提前清偿债务，抵押人应在担保额度内对主债务承担连带责任。

Unless agreed by the mortgagee, the mortgagee's mortgage is the first security right in order. If, for any reason, the mortgagee fails to enjoy the right of first order security with respect to the mortgagee property, the mortgagee shall have the right to require the mortgagor to provide other full amount of security, withdraw within the amount of security or pay off the debt in advance. The provision of other security by the mortgagor shall not exempt it from its obligation to handle the first order of security for the mortgagee in accordance with this contract. The mortgagor shall, as soon as possible, purge the prior collateral rights. Unless the mortgagor fully deposits or pays off the debt in advance, the mortgagor shall be jointly and severally liable for the principal debt within the amount of guarantee.

十、抵押权人有权将抵押人的信用信息（包括违约不良信息）提供给金融信用信息基础数据库和其他依法设立的征信机构；可以根据国家有关规定，通过金融信用信息基础数据库和其他依法设立的征信机构查询、打印、保存符合相关规定的抵押人的信用报告，包括在贷款存续期间对抵押人进行贷后风险管理查询。查询获得的信用报告限用于中国人民银行颁布的《个人信用信息基础数据库管理暂行办法》等规定用途范围。

The mortgagee shall have the right to provide the mortgagor's credit information (including the bad default information) to the basic database of financial credit information and other credit investigation agencies established according to law; In accordance with the relevant regulations of the State, the mortgagor's credit reports conforming to the relevant regulations may be inquired, printed and saved through the basic database of financial credit information and other legally established credit investigation agencies, including the inquiry of post-loan risk management of the mortgagor during the term of the loan. The credit reports obtained from the inquiry shall be used within the scope of use prescribed in the Interim Measures for the Management of Basic Database of Personal Credit Information promulgated by the People's Bank of China.

十一、法律文书等送达地址

Address for Service of Legal Documents and Other Documents

合同各方约定：以合同当事人的户籍地址和本合同专用条款第十五条约定的邮寄地址、联系电话（含手机短信）、传真、电子邮箱、微信号以及中国审判流程信息公开网、全国统一送达平台、移动微法院、人民法院在线服务等电子方式作为人民法院、仲裁、调解等机构或组织送达诉讼、仲裁、调解等法律文书及合同当事人向其他各方送达有关法律文书、通知、文件、邮件等的送达地址和方式。上述送达地址和方式适用于人民法院、仲裁、调解等机构或组织处理案件的全部程序，包括一审、二审、再审、执行程序、特别程序、督促程序及公示催告程序，也适用于债务人、抵押人在抵押权人处申请的其他授信产品（包括但不限于贷款、信用卡、普惠金融卡、准贷记卡等），任意一种方式送达均视为送达。

The parties hereto agree that: The household address of the parties to the contract and the mailing address, contact number (including mobile phone SMS), fax, email, WeChat account, China Trial Process Information Disclosure Network, national unified Service platform, mobile micro court, online service of the people's court and other electronic means shall be used as the people's court, arbitration, mediation and other institutions or organizations to serve the lawsuit or arbitration Address and method of service of legal documents such as arbitration and mediation and of service of relevant legal documents, notices, documents and mail by the parties to the contract to other parties. The above address and method of service shall apply to all procedures of the people's court, arbitration, mediation and other institutions or organizations to handle cases, including first instance, second instance, retrial, execution procedure, special procedure, supervision procedure and public urging procedure. It is also applicable to other credit granting products (including but not limited to loans, credit cards, inclusive finance cards, quasi-debit cards, etc.) applied by the debtor and mortgagor at the mortgagee, and shall be deemed to have been served in any way.

合同当事人的送达地址等联系方式如有变更，应在5日内书面通知有关各方。如因合同当事人提供的送达地址等联系方式无效或不完整，或变更后未及时书面通知抵押权人，或当事人及相关人员拒绝接收，或因当事人自身非不可抗力的任何因素导致法律文书、通知、文件、邮件等无法接收，视同合同当事人已收到各方当事人、人民法院、仲裁、调解等机构或组织寄送的相关文书。以邮寄方式送达的，回执上注明的收件日期或邮寄文件退回之日为文件签收之日；以传真、电子邮件、微信信息、手机短信、手机银行、网上银行、录音电话、中国审判流程信息公开网、全国统一送达平台、移动微法院、人民法院在线服务等数据电文形式发送相关文书的，除法律另有规定外，发送之日即视为送达和收到之日。电子送达若需提供“回证”的，可以送达内容及信息成功发送的手机截图或电脑屏幕截图等作为电子送达的“回证”形式。

If there is any change in the service address and other contact information of the parties, they shall notify the parties concerned in writing within 5 days. If the service address and other contact information provided by the parties to the contract are invalid or incomplete, or the mortgagee is not timely notified in writing after the change, or the parties and relevant personnel refuse to receive it, or the legal documents, notices, documents, mails and other documents cannot be received due to any factor other than force majeure of the parties themselves, It shall be deemed that the parties to the contract have received the relevant documents sent by the parties, the people's court, arbitration, mediation and other institutions or organizations. If it is served by mail, the date of receipt indicated on the return receipt or the date of return of the mailed documents shall be the date of receipt of the documents; Where relevant documents are sent in the form of data messages such as fax, E-mail, WeChat message, mobile phone short message, mobile banking, online banking, recorded telephone calls, China Trial Process Information Disclosure Network, National Unified Service Platform, mobile micro court, and People's Court online service, the date of sending shall be deemed to be the date of service and receipt, unless otherwise provided by law. If a "reply" is required for electronic service, the mobile phone screenshot or computer screen shot of the content and information successfully sent can be used as the form of "reply" for electronic service.

送达文件如无文件签收日期，则邮寄的文件在邮寄后的第7日即视为送达和收到之日；专递的文件在专递人员送达对方住所地之日即视为送达和收到之日。

If there is no signature date for the documents served, the mailed documents shall be deemed as the date of service and receipt on the 7th day after mailing; The documents delivered by Courier shall be deemed to be served and received on the date when the Courier delivers them to the domicile of the other party.

第十四条 声明条款

Article 14 Declaration provisions

一、抵押人清楚地知悉抵押权人的经营范围、授权权限。

The mortgagor is clearly aware of the business scope and authorization authority of the mortgagee.

二、抵押人已收到并阅知主合同所有条款，知悉主合同中所有权利义务。

The mortgagor has received and read all terms of the master contract and knows all rights and obligations in the master contract.

三、抵押人已阅读本合同所有条款，抵押权人已对本合同所有条款进行详尽说明，并着重就合同中的黑体字部分向抵押人做了特别的说明和解释。抵押人对合同的全部条款及法律后果已全面充分理解且均无疑义，并对有关权利义务和责任限制或免除条款的法律含义有准确无误的理解，对所有条款的法律后果已全面充分理解。

The mortgagor has read all the terms of this Contract, and the mortgagee has made a detailed explanation of all the terms of this contract, and has made special explanation and explanation to the mortgagor with emphasis on the bold words in the contract. The mortgagor has fully and undoubtedly understood all the terms and legal consequences of the contract, and has accurately and accurately understood the legal meaning of the relevant terms of limitation or exemption of rights, obligations and liabilities, and has fully and fully understood the legal consequences of all terms.

四、主合同项下借款用途如为“借新还旧”、“无还本续贷”或“资产重组”等，抵押人对此是知晓并自愿提供担保。

If the purpose of the loan under the main contract is "borrowing new to repay old", "renewing the loan without repayment of principal" or "asset restructuring", the mortgagor is aware of and provides guarantee voluntarily.

五、抵押人保证具有独立或经合法授权签署和履行本合同的民事权利能力和民事行为能力，否则应赔偿抵押权人的全部损失。

The mortgagor warrants that it has the capacity for civil rights and civil acts to sign and perform this Contract independently or legally authorized, failing which, it shall compensate the mortgagee for all losses.

专用条款

Special Terms and Conditions

第十五条 立约人信息

Article 15 Information of the contracting parties

抵押权人：福建福清汇通农村商业银行股份有限公司

Mortgagee: Fujian Fuqing Huitong Rural Commercial Bank Co., LTD

法定代表人：谢侨华 授权代理人：林小清

Legal representative: Xie Qiaohua Authorized agent: Lin Xiaoqing

法律文书等送达地址：①邮寄地址 福清市音西街道福和路88号

Address for service of legal documents: ① Mailing address No. 88 Fuhe Road, Yinxi Street, Fuqing City

②联系电话 [*]___________________________________

② Contact number [*]

③电子邮箱＿[*]

③ Email address _[*]

④传真 [*]

④ Fax [*]

⑤微信号________________________________________

⑤ Wechat account

抵押人：福清市鸿昌食品有限公司_______________________

Mortgagor: Fuqing Hongchang Food Co., LTD

证件名称及号码：营业执照91350181MA2YLLW82H _______

Certificate name and number: Business license 91350181MA2YLLW82H

法定代表人：________授权代理人：___________________

Legal Representative: ________ Authorized Agent:_______________________

法律文书等送达地址：①邮寄地址福清市城头镇福清市鸿昌食品有限公司_________

Address of service of legal documents: ① Mailing address Fuqing Hongchang Food Co., LTD., Chengtou Town, Fuqing City

②联系电话         [*] ___________________________________

② Contact number [*]

③电子邮箱____________________________________

③ E-mail address

④传真_____________________________________

④ Fax

⑤微信号

⑤ WeChat account

抵押人：________________________________

Mortgagor:_______________________________________

证件名称及号码：_____________________________________

Certificate name and number:____________________________

法定代表人：__________________授权代理人：__________________

Legal Representative: _____________Authorized Agent:_______________

法律文书等送达地址：①邮寄地址________________________

Address of service of legal documents: ① Mailing address__________________

②联系电话__________________________________

② Contact number__________________________________

③电子邮箱__________________________________

③ E-mail address__________________________________

④传真__________________________________

④ Fax__________________________________

⑤微信号__________________________________

⑤ WeChat account__________________________________

抵押人：__________________________________

Mortgagor:__________________________________

证件名称及号码：__________________________________

Certificate name and number:__________________________________

法定代表人：_________ 授权代理人：__________________________________

Legal Representative: ________ Authorized Agent:__________________________________

法律文书等送达地址：①邮寄地址__________________________________

Address of service of legal documents: ① Mailing address__________________________________

②联系电话__________________________________

② Contact number__________________________________

③电子邮箱__________________________________

③ E-mail address__________________________________

④传真__________________________________

④ Fax__________________________________

⑤微信号__________________________________

⑤ WeChat account__________________________________

第十六条 被担保的主债权

Article 16 The principal creditor's right guaranteed

一、抵押人自愿为抵押权人自2025年01月26日起至2035年01月25日止，与债务人福清市鑫宏博贸易有限公司（证件类型：营业执照，证件号码：91350181MA34Y9858G）办理约定的各类业务所形成的债权提供担保。上述期间为最高额担保债权本金的确定期间。在上述期间办理约定的各类业务所形成的债权，其到期日不超过2035年01月25日。上述业务具体包括：（以划“✓”的为准）

The mortgagor voluntarily provides guarantee for the creditor's rights formed by the mortgagee's various agreed businesses with the debtor Fuqing Xinhongbo Trading Co., LTD. (certificate type: Business license, certificate number: 91350181MA34Y9858G) from January 26, 2025 to January 25, 2035. The above period is the period for determining the maximum principal of the secured creditor's right. The maturity date of the creditor's rights formed by the agreed various businesses handled during the above period shall not exceed January 25, 2035. The above business specifically includes: (subject to "✓")

☑ 人民币／外币贷款 □减免保证金开证 □出口打包放款

☑RMB/foreign currency loan □ Margin reduction and issuance □ Export package loan

□商业汇票贴现                      □进口押汇                     □银行保函

□ Discount of commercial bill □ Import bill □ Bank guarantee

□银行承兑汇票（扣除保证金部分）                     □出口押汇

□ Bank acceptance (net of margin) □ Export bill

□其他业务：

□ Other business:

二、抵押人担保的最高额债权金额按以下第（二）种方式确定：

The maximum amount of claims guaranteed by the Mortgagor shall be determined according to Option (2) below:

（一）最高额担保债权本金为人民币（大写） / 。基于债权本金所产生的利息、罚息、复利、违约金、损害赔偿金、生效法律文书迟延履行的加倍利息、抵押权人为实现债权所支付的一切费用等也属于被担保的债权，其具体金额在其清偿时确定。上述本金及利息、罚息、复利、违约金、损害赔偿金、生效法律文书迟延履行的加倍利息、抵押权人为实现债权所支付的一切费用等之和，即为本合同所担保的最高债权额。

(1) The maximum principal amount of the secured claims shall be RMB (in words) ________ / ________. Interest, penalty interest, compound interest, liquidated damages, compensation for damages, doubled interest for delayed performance as adjudicated by effective legal documents, and all expenses incurred by the mortgagee to enforce the claims (collectively referred to as "Additional Amounts") shall also constitute part of the secured claims, with their specific amounts to be determined upon actual payment. The aggregate of the aforementioned principal and Additional Amounts shall constitute the maximum amount of secured claims under this Contract.

（二）最高额担保债权金额为人民币（大写）壹亿零陆佰玖拾玖万元整，本合同约定的“抵押担保范围”即为担保的最高债权额。

(2) The maximum amount of secured claims shall be RMB (in words) One Hundred and Six Million Nine Hundred and Ninety Thousand Yuan Only. The "Scope of Mortgage Security" as stipulated in this Contract shall constitute the maximum amount of secured claims.

第十七条 抵押担保事项

Article 17 Mortgage Security Matters

一、本合同项下的抵押物暂作价为人民币（大写）壹亿零陆佰玖拾玖万元整，其最终价值以抵押权实现时处分抵押物的净收入为准。抵押物（□需要／☑不需要）办理保险，抵押物保险费用由 ／ 承担。

The collateral under this Contract is preliminarily valued at RMB (in words) One Hundred and Six Million Nine Hundred and Ninety Thousand Yuan Only. The final value shall be determined by the net proceeds from the disposal of the collateral when the mortgage is enforced. The collateral (☑ does not require / □ requires) insurance. The insurance premium for the collateral shall be borne by ________ / ________.

二、本合同签订后 个法定工作日内，抵押人出具《授权委托书》委托抵押权人，或各方当事人共同到相应登记机关办妥抵押登记手续。如抵押登记机关可以对抵押物进行禁止或者限制转让登记的，应就禁止或者限制转让抵押物的约定进行登记。抵押物的他项权利证书、抵押登记文件正本及其他权利证书交抵押权人保管。

Within legal working days after the signing of this Contract, the mortgagor shall issue a Power of Attorney to entrust the mortgagee, or the parties shall jointly complete the mortgage registration procedures at the corresponding registration authority. If the mortgage registration authority can prohibit or restrict the registration of transfer of the mortgagee, it shall register the agreement on the prohibition or restriction of transfer of the mortgagee. The certificate of other rights, the original of the mortgage registration document and other certificates of rights of the mortgagee shall be kept by the mortgagee.

三、如债务人同时以自身所有的财产为主合同项下的债务提供物的担保，抵押权人有权要求抵押人先于该物的担保承担担保责任；如抵押权人放弃该担保物权、担保方式行使顺序发生变更或变更担保物权，抵押人同意继续按本合 同约定为主合同项下债务提供抵押担保，担保的责任和范围不因此而减免。

If the debtor simultaneously uses its own property as the main security for the debt provided under the contract, the mortgagee shall have the right to require the mortgagor to assume the security liability prior to the security of the said object; If the mortgagee waives the real right of security, the exercise sequence of the guarantee method is changed or the real right of security is changed, the mortgagor agrees to continue to provide mortgage guarantee for the debts under the main contract as agreed herein, and the responsibility and scope of the guarantee shall not be reduced accordingly.

第十八条 其他约定

Article 18 Other provisions

一、抵（质）押登记费由抵押权人________ 承担。

The registration fee for mortgagee shall be borne by the mortgagee.

二、抵（质）押评估费由抵押权人 ___________承担。

The appraisal fee of mortgage (pledge) shall be borne by the mortgagee.

___________________________________________

___________________________________________

___________________________________________

___________________________________________

第十九条 争议解决方式

Article 19 Means of dispute resolution

本合同履行中如有争议，可由各方协商解决，也可按以下第一种方式解决：

Any dispute arising from the performance of this Contract shall be settled by the parties through negotiation or in the first of the following ways:

一、诉讼。Litigation.

由抵押权人住所地、具体办理贷款的网点所在地、合同签约地或 有管辖权的人民法院管辖。

It shall be under the jurisdiction of the mortgagee's domicile, the location of the specific branch handling the loan, the place where the contract is signed or the people's court with jurisdiction.

二、仲裁。提交 ___________/ _____________（仲裁机构全称）按其仲裁规则进行仲裁。

Arbitration. Submit _________/ ________ (full name of the arbitration institution) for arbitration in accordance with its arbitration rules.

各方同意贷款人有权将合同当事人信息提供给第三方调解组织用于调解目的，或在立案前由前述管辖法院先行委派或组织调解（依法不适宜调解的除外）。

The parties agree that the Lender has the right to provide the information of the parties to the contract to a third party mediation organization for mediation purposes, or to be appointed or organized by the aforementioned competent court before filing the case (except where mediation is not appropriate according to law).

各方同意人民法院或仲裁等机构或组织可以通过线上调解、线上立案、线上送达、线上举证质证、线上开庭、线上宣判等方式审理争议。

The parties agree that the people's court, arbitration and other institutions or organizations may try disputes through online mediation, online case filing, online service, online evidence cross-examination, online court hearing, online sentencing and other means.

诉讼或仲裁期间，本合同不涉及争议的条款仍须履行。

During the litigation or arbitration, the provisions of this contract not involved in the dispute shall still be performed.

各方当事人因履行本合同产生争议的，可拨打福建农信客户服务热线96336或福建省银行业保险业消费者权益保护服务中心统一服务专线968133。

In case of any dispute arising from the performance of this Contract, the parties may call Fujian Rural Credit Customer Service hotline 96336 or Fujian Banking and Insurance Consumer Rights Protection Service Center unified service line 968133.

本合同适用中华人民共和国（不含港澳台）法律。

This contract shall be governed by the laws of the People's Republic of China (excluding Hong Kong, Macao and Taiwan).

第二十条 本合同自各方签名或盖章之日起生效。本合同一式 五份，抵押人、债务人、登记部门、 各执壹份，抵押权人执 二 份，具有同等法律效力。

Article 20 This Contract shall come into force upon being signed or sealed by all parties. This Contract is made in five counterparts, with one held by the mortgagor, the debtor, the registration department, ________________, and two held by the mortgagee, all of which have the same legal effect.

《抵押物品清单》（编号： ）如下：

The List of mortgaged Articles (No. ) is as follows:

抵押物1 Collateral 1	抵押人名称：福清市鸿昌食品有限公司 Name of mortgagor: Fuqing Hongchang Food Co., LTD	抵押物共有人名称： Name of co-owner of the mortgaged property:
抵押物类型 Type of collateral	抵押物名称 Name of mortgaged property	权属证书及编号 The ownership certificate and serial number
福清市鸿昌食品有限公司房产及土地 Property and land of Fuqing Hongchang Food Co., LTD	闽（2025）福清市不动产权第9002552号 Fujian (2025) Fuqing Real Estate Right No. 9002552
品牌及型号 Brand and model	单位及数量 Unit and quantity	评估价值（元） Appraised value (RMB)	抵押金额（元） Mortgage amount (RMB)
建筑面积：47104.25㎡ Building area: 47104.25㎡ 土地面积：44443.27㎡ Land area: 44443.27㎡	106990000	106990000
已经为其他债权设定抵押的金额（元） Amount of collateral already set for other claims (RMB)	抵押物所处地址 Address of the mortgaged property

福清市城头镇福清市鸿昌食品有限公司 Fuqing Hongchang Food Co., LTD. Chengtou Town, Fuqing City
抵押物2 Collateral 2	抵押人名称： Name of mortgagor:	抵押物共有人名称： Name of co-owner of the mortgaged property:
抵押物类型 Type of collateral	抵押物名称 Name of mortgaged property	权属证书及编号 The ownership certificate and serial number

品牌及型号 Brand and model	单位及数量 Unit and quantity	评估价值（元） Appraised value (RMB)	抵押金额（元） Mortgage amount (RMB)

已经为其他债权设定抵押的金额（元） Amount of collateral already set for other claims(RMB)	抵押物所处地址 Address of the mortgaged property

★★★★签约重要内容确认

★★★★Confirm the important contents of the contract

一、抵押人清楚地知悉抵押权人的经营范围、授权权限。

The mortgagor is clearly aware of the business scope and authorization authority of the mortgagee.

二、抵押人已收到并阅知主合同所有条款，知悉主合同中所有权利义务。

The mortgagor has received and read all terms of the master contract and knows all rights and obligations in the master contract.

三、抵押人已阅读本合同所有条款，抵押权人已对本合同所有条款进行详尽说明，并着重就合同中的黑体字部分向抵押人做了特别的说明和解释。抵押人对合同的全部条款及法律后果已全面充分理解且均无疑义，并对有关权利义务和责任限制或免除条款的法律含义有准确无误的理解，对所有条款的法律后果已全面充分理解。

The mortgagor has read all the terms of this Contract, and the mortgagee has made a detailed explanation of all the terms of this contract, and has made special explanation and explanation to the mortgagor with emphasis on the bold words in the contract. The mortgagor has fully and undoubtedly understood all the terms and legal consequences of the contract, and has accurately and accurately understood the legal meaning of the relevant terms of limitation or exemption of rights, obligations and liabilities, and has fully and fully understood the legal consequences of all terms.

四、主合同项下借款用途如为“借新还旧”、“无还本续贷”或“资产重组”等，抵押人对此是知晓并自愿提供担保。

If the purpose of the loan under the main contract is "borrowing new to repay old", "renewing the loan without repayment of principal" or "asset restructuring", the mortgagor is aware of and provides guarantee voluntarily.

五、抵押人保证具有独立或经合法授权签署和履行本合同的民事权利能力和民事行为能力，否则应赔偿抵押权人的全部损失。

The mortgagor warrants that it has the capacity for civil rights and civil acts to sign and perform this Contract independently or legally authorized, failing which, it shall compensate the mortgagee for all losses.

抵押权人（签章）: Mortgagee (signature and seal) : Fujian Fuqing Huitong Rural Commercial Bank Co., LTD 法定代表人： Legal representative: /s/Xiaoqing Lin 授权代理人： Authorized Agent:	抵押人（签章）： Mortgagor (signature and seal) : Fuqing Hongchang Food Co., LTD 法定代表人： Legal representative: /s/ Zengqiang Lin 授权代理人： Authorized Agent:
抵押人（签章）： Mortgagor (signature and seal) :	抵押人（签章）： Mortgagor (signature and seal) :
法定代表人： Legal representative: 授权代理人： Authorized Agent:	法定代表人： Legal representative: 授权代理人： Authorized Agent:

签约时间： 2025 年 01 月 26日

Date of Signing: January 26, 2025

签约地点：福清市

Place of Signing: Fuqing

抵押人配偶承诺：本人为抵押人配偶，同意抵押人签署及履行本合同，同意按本合同约定以抵押物品清单所列财产的100％为主合同项下债务提供抵押担保；已特别注意合同加黑条款及有关权利义务限制或免除条款，对合同全部条款已全面、准确理解且无异议。本人以下确认的“法律文书等送达地址”同样适用本合同第十三条第十一款有关法律文书等送达地址的效力约定。

The spouse of the mortgagor undertakes that: as the spouse of the mortgagor, I agree that the mortgagor will sign and perform this contract, and agree to provide mortgage guarantee for the debts under the contract with 100% of the property listed in the list of mortgagees as agreed herein; Special attention has been paid to the black clause of the contract and the relevant limitation or exemption clause of rights and obligations, and all the terms of the contract have been fully and accurately understood without objection. The "address for service of legal documents" confirmed below shall also be subject to the provisions on the validity of the address for service of legal documents in paragraph 11 of Article 13 hereof.

抵押人配偶（签章）： Spouse of mortgagor (signature and seal) :	证件名称： Certificate Name:
证件号码： Certificate No. :	签章时间：_____ 年 _____月 _____日 Date of Signing: ___________________
法律文书等送达地址：①邮寄地址 Address of service of legal documents: ① Mailing address
②联系电话 Contact number:
③电子邮箱 ③ E-mail address
④传真 ④ Fax
⑤微信号 ⑤ WeChat account
抵押人配偶（签章）：	证件名称：
证件号码： 法律文书等送达地址：①邮寄地址 _______________ ②联系电话 _____________	签章时间： _____年 _____月 _____日

③电子邮箱
④传真
⑤微信号
抵押人配偶（签章）： 证件号码： 法律文书等送达地址：①邮寄地址 _______________	证件名称： 签章时间： _____年 _____月 _____日
②联系电话
③电子邮箱
④传真
⑤微信号